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                                                                    Exhibit 99.1

                            STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT, dated February 19, 2002, is made and entered into by and among Cytyc Corporation, a Delaware corporation ("Parent"),
                                                                      ------
Cruiser, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), each stockholder who is a signatory hereto (each a
  ----------
"Stockholder", and collectively, the "Stockholders") and Digene Corporation, a
 -----------                          ------------
Delaware corporation (the "Company") (being a party solely with respect to
                           -------
Section 6 hereof).

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the
     ----------------
respective meanings ascribed to them in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company (the "Merger");
                                                          ------

          WHEREAS, in furtherance of the Merger, Parent and the Company have agreed that, within seven (7) days after the execution and delivery of the Merger Agreement, Merger Sub shall commence a cash and stock tender offer to purchase all outstanding shares of Company Common Stock (as defined in Section
1), including all of the Shares (as defined in Section 2) owned beneficially by the Stockholders; and

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

          WHEREAS, the Stockholders believe that it is in the best interests of the Company and its stockholders to induce Parent and Merger Sub to enter into the Merger Agreement and, therefore, the Stockholders are willing to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          SECTION 1.  Definitions.  For purposes of this Agreement:
                      ------------

          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any
               ----------------      --------------------
securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement
              ------------
or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act.

          (b) "Company Common Stock" shall mean at any time the common stock,
               --------------------
$.01 par value, of the Company.

          (c) "Person" shall mean an individual, corporation, partnership, joint
               ------
venture, association, trust, unincorporated organization or other entity.

     SECTION 2.  Tender of Shares.
                 -----------------

          (a) Each Stockholder hereby agrees, severally but not jointly, to validly tender (and not to withdraw) pursuant to and in accordance with the terms of the Offer, not later than the fifth (5/th/) business day after commencement of the Offer pursuant to Section 1.1 of the Merger Agreement and Rule 14d-2 under the Exchange Act, (i) all of the shares of Company Common Stock Beneficially Owned by such Stockholder on the date hereof (the "Existing
                                                                --------
Shares"), and (ii) any additional shares of Company Common Stock acquired by
------
such Stockholder after the date hereof and prior to the termination of the Offer, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise Beneficially Owned by such Stockholder (the "Additional Shares" and, together with the Existing Shares, the "Shares").
 -----------------                                               ------
Schedule I hereto sets forth opposite such Stockholder's name the aggregate number of Existing Shares and the aggregate number of shares of Company Common Stock subject to options, warrants or other securities convertible into or exercisable for shares of Company Common Stock (the "Options") Beneficially
                                                     -------
Owned by such Stockholder on the date hereof. Each Stockholder hereby acknowledges and agrees that the Merger Sub's obligation to accept for payment and pay for Shares in the Offer, including the Shares Beneficially Owned by such Stockholder, is subject to the terms and conditions of the Offer. Each of Parent and Merger Sub acknowledges and agrees that this Agreement shall not be binding upon such Stockholder in the event that the Merger Agreement shall be amended by the parties thereto to lower or change the form of consideration set forth in the definition of Offer Price (as defined in the Merger Agreement).

          (b) Upon full payment by Parent or Merger Sub for Shares tendered, the transfer by each Stockholder of such Stockholder's Shares to Merger Sub in the Offer shall pass to and unconditionally vest in Merger Sub good and valid title to the number of Existing Shares set forth opposite such Stockholder's name on
Schedule I hereto and to any Additional Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

          (c) Each Stockholder hereby agrees to permit Parent and Merger Sub to publish and disclose in the Offer Documents and, if Company Stockholder Approval is required under applicable law, the Proxy Statement (including all documents and schedules filed with the SEC) such Stockholder's identity and ownership of Company Common Stock and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement.

                                       2
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     SECTION 3.  Provisions Concerning Company Common Stock.
                 -------------------------------------------

          (a) Each Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Stockholder shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by such Stockholder, whether issued, heretofore owned or hereafter acquired, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against any action or agreement on which Company Stockholders are to vote that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (C) (1) any change in a majority of the persons who constitute the board of directors of the Company other than as contemplated under Section 1.4 of the Merger Agreement;
(2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws; (3) any other material change in the Company's corporate structure or business; or (4) any other action which, in the case of each of the matters referred to in clauses C (1), (2), or
(3), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. Such Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 3.

          (b) Each Stockholder hereby grants to Parent a proxy to vote the Shares of such Stockholder solely as to the matters set forth in Section 3(a)
(i) through (iii); provided, however, that without limiting the foregoing, in any such vote or other action pursuant to such proxy, the Parent shall not in any event have the right (and such proxy shall not confer the right) to vote against the Merger; and provided, further, that the proxy granted pursuant to this Section 3(b) shall irrevocably cease and shall be of no further force or effect upon the termination of the Merger Agreement, the Offer or this Agreement in accordance with their respective terms. Each Stockholder intends such proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Stockholder with respect to such Shares.

     SECTION 4.  Other Covenants, Representations and Warranties.  Each
                 ------------------------------------------------
Stockholder, severally, but not jointly, hereby represents and warrants to Parent as follows:

          (a) Ownership of Shares and Options.  Such Stockholder is either (i)
              --------------------------------
the record and Beneficial Owner of, or (ii) the Beneficial Owner but not the record holder of, the number of Existing Shares and Options set forth opposite such Stockholder's name on Schedule I hereto. On the date hereof, the Existing Shares and Options set forth opposite such Stockholder's name on Schedule I hereto constitute all of the Shares and Options owned of record or Beneficially Owned by such Stockholder. Except for those Shares for which the Stockholder shares voting and investment control with another Stockholder, as set forth on
Schedule I, such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and Options set forth opposite such Stockholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

          (b) Power; Binding Agreement.  Such Stockholder has the legal
              -------------------------
capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such stockholder of the transactions contemplated hereby.

          (c) No Consents.  No filing with, and no permit, authorization,
              -----------
consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby, except
(i) for applicable requirements, if any, or the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay consummation of the transactions contemplated by this Agreement.

          (d) No Conflicts.  None of  the execution and delivery of this
              -------------
Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable organizational documents applicable to such Stockholder, (B) result in a breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such

                                       4
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Stockholder or any of such Stockholder's properties or assets may be bound, or
(C) to the knowledge of the Stockholder violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets, except, in the case of clauses (B) and (C), for violations, breaches or defaults that individually or in the aggregate would not impair the ability of the Stockholder to perform such Stockholder's obligations under this Agreement.

          (e) No Encumbrances.  Except as applicable in connection with the
              ----------------
transactions contemplated by Section 2 hereof, such Stockholder's Shares and the certificates representing such Shares and such Stockholder's Options are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

          (f) No Finder's Fees.  No broker, investment banker, financial adviser
              -----------------
or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

          (g) No Solicitation.  No Stockholder shall, in such Stockholder's
              ----------------
capacity as such, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes an Acquisition Proposal. If any Stockholder receives any such inquiry or proposal, then such Stockholder shall promptly inform Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making such proposal. Each Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

          (h) Restriction on Transfer, Proxies and Non-Interference.  Except as
              -----------------------------------------------------
applicable in connection with the transactions contemplated by Sections 2 and 3 hereof, no Stockholder shall, directly or indirectly: (i) offer for sale, sell, transfer, dispose of, tender, loan, pledge, hedge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, disposition, tender, loan, pledge, hedge, encumbrance, assignment or other disposition of (collectively, "Dispose Of"), any or all of such Stockholder's
                               ----------
Shares or Options or any interest therein; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement.

          (i) Waiver of Appraisal Rights.  Each Stockholder hereby waives any
              ---------------------------
rights of appraisal or rights to dissent from the Merger that such Stockholder may have.

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          (j) Reliance by Parent.  Such Stockholder understands and acknowledges
              -------------------
that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

          (k) Further Assurances.  From time to time, at the other party's
              -------------------
request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     SECTION 5.  Representations and Warranties of Parent and Merger Sub.
                 -------------------------------------------------------
Each of Parent and Merger Sub hereby represents and warrants to the Stockholders as follows:

          (a) Organization, Standing and Corporate Power. Parent is a
              ------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Parent and Merger Sub has the corporate power and authority to enter into perform all of their respective obligations under this Agreement.

          (b) Power: Binding Agreement. The execution, delivery and performance
              ------------------------
of this Agreement has been duly authorized by all necessary corporate action on the part of each of Parent and Merger Sub. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub constitutes a valid and binding agreement of each of them, enforceable against each of them in accordance with its terms.

          (c) No Conflicts.  (i) No filing with, and no permit, authorization,
              ------------
consent or approval of, any state or federal public body or authority is necessary for execution of this Agreement by Parent or Merger Sub and the consummation by Parent or Merger Sub of the transactions contemplated hereby (other than filings that Parent and Merger Sub may be required to make under the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Parent or Merger Sub, the consummation by Parent or Merger Sub of the transactions contemplated hereby or compliance by Parent or Merger Sub with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable organizational documents applicable to Parent or Merger Sub, (B) result in a breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties or assets may be bound, or (C) to the knowledge of Parent or Merger Sub, violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or Merger Sub, or any of their respective properties or assets, except, in the case of clauses (B) and (C), for violations, breaches or defaults that individually or in the aggregate could not impair the ability of Parent or Merger Sub to perform their respective obligations under this Agreement or the Merger Agreement.

     SECTION 6.  Stop Transfer. Each Stockholder agrees with, and covenants to,
                 -------------
Parent that such Stockholder shall not request that the Company, and the Company agrees that it will not, register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement (including, without limitation, the provisions of Section 2 hereof). In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to
                                          ------
and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     SECTION 7.  Additional Restrictions. Each Stockholder agrees that, during
                 -----------------------
the period commencing immediately upon the Effective Time and ending at 5:00 p.m. on the 90/th/ day after the Effective Time (the "Lock-Up Period"), such
                                                      --------------
Stockholder shall not, directly or indirectly, Dispose Of any shares of Parent Common Stock Beneficially Owned by such Stockholder at any time or from time to time during the Lock-Up Period (the "90-Day Lock-Up"); provided, however, that
                                     --------------
the 90-Day Lock-Up shall not apply to any shares of Parent Common Stock issued or issuable upon the exercise of any Company Options assumed by Parent pursuant to the Merger. Each Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Parent Common Stock except in compliance with the foregoing restrictions.

     SECTION 8.  Termination. This Agreement shall terminate, and no party shall
                 -----------
have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article VIII thereof and (ii) except with respect to Section 7, which shall continue in effect after the Effective Time in accordance with its terms, the Effective Time ( the "Expiration Date"). Nothing in this Section 8 shall relieve any party of liability for any willful breach of this Agreement. Parent and Merger Sub acknowledge that, in the event of termination of this Agreement in accordance with its terms, the Stockholders shall no longer have the obligation to tender, and may withdraw, their Shares. Except as otherwise provided herein, the covenants and agreements contained in Sections 2, 3, 4, and 5 shall terminate upon the termination of the Merger Agreement in accordance with its terms.

     SECTION 9.  Stockholder Capacity. No person executing this Agreement who is
                 --------------------
or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Each Stockholder signs solely in such Stockholder's capacity as the record and Beneficial Owner of, or the trustee of a trust whose beneficiaries are the Beneficial Owners of, such Stockholder's Shares and Options. In the case of any Stockholder who is a director of the Company, no provision of this Agreement, including Section 4(g) hereof, shall prevent, or interfere with such Stockholder's performance of such

Stockholder's obligations, if any, solely in such Stockholder's capacity as a director of the Company, including, without limitation, the fulfillment of such Stockholder's fiduciary duties.

     SECTION 10.  Confidentiality. The Stockholders recognize that successful
                  ---------------
consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Stockholder's counsel and advisors, if any) without the prior written consent of Parent, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such Stockholder's counsel advises are necessary in order to fulfill such Stockholder's obligations imposed by law, in which event such Stockholder shall give notice of such disclosure to Parent as promptly as practicable so as to enable Parent to seek a protective order from a court of competent jurisdiction with respect thereto.

     SECTION 11.  Miscellaneous.
                  --------------

          (a) Entire Agreement.  This Agreement and the Merger Agreement
              -----------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b) Certain Events.  Each Stockholder agrees that this Agreement and
              ---------------
the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholders' heirs, guardians, administrators or successors. Notwithstanding the foregoing or any transfer of Shares or Options, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

          (c) Assignment.  This Agreement shall not be assigned by operation of
              -----------
law or otherwise without the prior written consent of the other party, provided that Parent may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

          (d) Amendments, Waivers, Etc.  This Agreement may not be amended,
              -------------------------
changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Stockholders, except upon the execution and delivery of a written agreement executed by the parties hereto; provided that Schedule I
                                                  --------
hereto may be supplemented by Parent by adding the name and other relevant information concerning any stockholder of the Company who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

          (e) Notices.  All notices, requests, claims, demands and other
              --------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

          If to Stockholder:  At the addresses set forth on Schedule I hereto

          Copies to:      Ballard, Spahr Andrews & Ingersoll, LLP
                          1735 Market Street, 51/st/ Floor
                          Philadelphia, PA 19103
                          Attention: Morris Cheston, Jr., Esq.
                          Telecopy: (215) 864-8999

          If to Parent:   Cytyc Corporation
                          85 Swanson Road
                          Boxborough, MA 01719
                          Telephone: (978) 263-8000
                          Telecopy: (978) 266-2266

          copies to:      Testa, Hurwitz & Thibeault, LLP
                          125 High Street
                          Boston, MA 02110
                          Attention: Jonathan M. Moulton, Esq.
                          Telephone: (617) 248-7000
                          Telecopy: (617) 248-7100


          If to Company:  Digene Corporation
                          1201 Clopper Road
                          Gaithersburg, MD 20878
                          Telephone: (301) 944-7000

          copies to:      Ballard, Spahr Andrews & Ingersoll, LLP
                          1735 Market Street, 51/st/ Floor
                          Philadelphia, PA  19103
                          Attention: Morris Cheston, Jr., Esq.
                          Telecopy: (215) 864-8999

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (f) Severability.  Whenever possible, each provision or portion of any
              -------------
provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (g) Specific Performance.  Each of the parties hereto recognizes and
              ---------------------
acknowledges that (i) Parent will be irreparably damaged if for any reason any Stockholder failed to tender, and not to withdraw, such Stockholder's Shares in the Offer in accordance with this Agreement and (ii) a breach by the other party of any covenants or agreements contained in this Agreement, in each case, will cause the non-breaching party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (h) Remedies Cumulative.  All rights, powers and remedies provided
              --------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (i) No Waiver.  The failure of any party hereto to exercise any right,
              ----------
power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (j) No Third Party Beneficiaries.  This Agreement is not intended to
              -----------------------------
be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

          (k) Governing Law.  This Agreement shall be governed and construed in
              --------------
accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          (l) Jurisdiction.  Each party hereby irrevocably submits to the
              -------------
exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection
                                   --------------------
to venue therein); provided, however, that such consent to jurisdiction is
                   -----------------
solely for the purpose referred to in this paragraph (l) and shall not be deemed to be a general submission to the jurisdiction of said court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

          (m) Descriptive Headings.  The descriptive headings used herein are
              ---------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (n) Counterparts.  This Agreement may be executed in counterparts,
              -------------
each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Stockholders Agreement to be executed as of the date first written above in their individual capacity or by their respective officers thereunto duly authorized, as applicable.

                              CYTYC CORPORATION


                              By:/s/ Patrick J. Sullivan
                                 -----------------------
                              Name: Patrick J. Sullivan
                              Title: Chief Executive Officer


                              CRUISER, INC.


                              By:/s/ Daniel J. Levangie
                                 ----------------------
                              Name: Daniel J. Levangie
                              Title: President

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PRIOR PAGE]

                              DIGENE CORPORATION
                              (Solely with respect to Section 6)


                              By:/s/ Charles M. Fleischman
                                 -------------------------
                              Name: Charles M. Fleischman
                              Title:President


                              STOCKHOLDERS:

                              /s/ Evan Jones
                              ---------------------------------
                              Evan Jones


                              /s/ Charles M. Fleischman
                              ---------------------------------
                              Charles M. Fleischman


                              /s/ Wayne T. Hockmeyer, Ph.D.
                              ---------------------------------
                              Wayne T. Hockmeyer, Ph.D.


                              /s/ John H. Landon
                              ---------------------------------
                              John H. Landon


                              /s/ Joseph M. Migliara
                              ---------------------------------
                              Joseph M. Migliara


                              /s/ John J. Whitehead
                              ---------------------------------
                              John J. Whitehead


                              /s/ Attila T. Lorincz, Ph.D.
                              ---------------------------------
                              Attila T. Lorincz, Ph.D.


                              /s/ Robert McG. Lilley
                              ---------------------------------
                              Robert McG. Lilley


                              /s/ Belinda O. Patrick
                              ---------------------------------
                              Belinda O. Patrick

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PRIOR PAGE]

                              /s/ Greg Brown
                              ---------------------------------
                              Greg Brown


                              /s/ Jeanmarie P. Curley
                              ---------------------------------
                              Jeanmarie P. Curley


                              /s/ Susan M. Keese
                              ---------------------------------
                              Susan M. Keese


                              /s/ William J. Payne, Ph.D.
                              ---------------------------------
                              William J. Payne, Ph.D.


                              /s/ Donna Marie Seyfried
                              ---------------------------------
                              Donna Marie Seyfried


                              /s/ Joseph P. Slattery
                              ---------------------------------
                              Joseph P. Slattery


                              /s/ Larry Wellman
                              ---------------------------------
                              Larry Wellman



                              ARMONK PARTNERS


                              By: /s/ Evan Jones
                                 ------------------------------
                              Name:   Evan Jones
                              Title:  Partner

                                 SCHEDULE I TO
                            STOCKHOLDERS AGREEMENT
                            ----------------------

Name and Address of              Number of Beneficially      Number of Beneficially
 Stockholder/1/                  Owned Existing Shares       Owned Options
---------------                  ---------------------       -------------
Evan Jones/1/                                         4,643,212                          363,347
Charles M. Fleischman/2/                              4,411,739                          263,347
Wayne T. Hockmeyer, Ph.D.                                     0                           10,000
John H. Landon                                                0                           10,000
Joseph M. Migliara                                            0                           30,000
John J. Whitehead                                         5,149                           30,000
Attila T. Lorincz, Ph.D.                                 16,672                          115,285
Robert McG. Lilley                                       16,000                          142,000
Belinda O. Patrick                                          500                                0
Greg Brown                                                    0                           15,000
Jeanmarie P. Curley                                           0                           14,333
Susan M. Keese                                                0                           16,666
William J. Payne, Ph.D.                                       0                          136,000
Donna Marie Seyfried                                          0                          101,000
Joseph P. Slattery                                            0                           97,518
Larry Wellman                                                 0                            8,334
Armonk Partners                                       4,371,401                                0

                                              Aggregate Number of Existing Shares:   4,721,871

________________
/1/ The address for each Stockholder is 1201 Clopper Road, Gaithersburg, MD
20878.
/2/ Includes 4,371,401 shares owned by Armonk Partners as to which the Stockholder shares voting and investment power as a general partner.